Advisors Disciplined Trust 2132

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Transformers Opportunities Portfolio, Series 2022-4Q no longer includes shares of Bilibili, Inc. or Naspers Limited.

Supplement Dated: December 14, 2022